UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 18, 2022

Social Capital Suvretta Holdings Corp. III

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40560	98-1586514
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2850 W. Horizon Ridge Parkway, Suite 200
Henderson, NV	89052
(Address of principal executive offices)	(Zip Code)

(650) 521-9007

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, $0.0001 par value per share	DNAC	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment amends the Current Report on Form 8-K of Social Capital Suvretta Holdings Corp. III (“SCS”), filed with the Securities and Exchange Commission (the “SEC”) on January 18, 2022, in which SCS reported, among other events, the execution of the Business Combination Agreement (as defined below).

Item 1.01. Entry into a Material Definitive Agreement

Business Combination Agreement

SCS is a blank check company incorporated as a Cayman Islands exempted company and formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. On January 18, 2022, SCS entered into a Business Combination Agreement (the “Business Combination Agreement”), by and between SCS and ProKidney LP, a limited partnership organized under the laws of Ireland (“ProKidney”), acting through its general partner ProKidney GP Limited, a private limited company incorporated under the laws of Ireland (the “Legacy GP”).

Following the closing of the transactions contemplated by the Business Combination Agreement (the “Closing”), the combined company will be organized in an umbrella partnership-C corporation (a so called “Up-C”) structure, and SCS’s direct assets will consist of common units of ProKidney (“ProKidney Common Units”) and equity interests of a private limited company organized under the laws of Ireland (the “New GP”), which will replace Legacy GP as the general partner of ProKidney upon the Closing, and substantially all of the operating assets and business of SCS will be held indirectly through ProKidney, as described further below. Following the Closing, SCS will continue to be domiciled in the Cayman Islands. Capitalized terms used in this Current Report on Form 8-K but not otherwise defined herein have the meanings given to them in the Business Combination Agreement, a copy of which is filed as Exhibit 2.1 hereto.

The Business Combination

The Business Combination Agreement provides that, among other things and upon the terms and subject to the conditions thereof, the following transactions will occur at the Closing (together with the other transactions contemplated by the Business Combination Agreement, the “Business Combination”):

(i)

ProKidney will issue to SCS a number of ProKidney Common Units equal to the number of fully diluted outstanding SCS ordinary shares as of immediately prior to the Closing (but after giving effect to all redemptions of SCS Class A ordinary shares, par value $0.0001 per share (“SCS Class A Common Stock”) and the PIPE Investment (as defined below)), in exchange for (a) SCS Class B ordinary shares, par value $0.0001 per share (“SCS Class B Common Stock” and, together with the SCS Class A Common Stock, the “SCS Common Stock”), which shares will have no economic rights but will entitle the holders thereof to vote on all matters on which shareholders of SCS are entitled to vote generally, (b) an amount in cash equal to the aggregate proceeds obtained by SCS in the PIPE Investment and (c) an amount in cash equal to the aggregate proceeds available for release to SCS from SCS’s trust account (the “Trust Account”) (after giving effect to all redemptions of shares of SCS Class A Common Stock and after payment of any deferred underwriting commissions being held in the Trust Account and payment of certain transaction expenses);

(ii)	Legacy GP will resign as the general partner of ProKidney and New GP will be admitted as the general partner of ProKidney;

(iii)

existing ProKidney unitholders will continue to hold the ProKidney Common Units held as of immediately prior to the Closing and ProKidney will also distribute to such unitholders the shares of SCS Class B Common Stock received pursuant to clause (i)(A) above; and

(iv)

existing ProKidney unitholders will receive an aggregate of 17,500,000 restricted common units of ProKidney and 17,500,000 restricted stock rights in respect of shares of SCS Class B Common Stock (collectively, the “Earnout Rights”), which Earnout Rights will vest in three equal tranches

(and settle into ProKidney Common Units and shares of SCS Class B Common Stock, respectively) upon the trading price of a share of SCS Class A Common Stock reaching $15.00/share, $20.00/share and $25.00/share, respectively, on the terms set forth in the Business Combination Agreement (collectively, the “Earnout”).

Following the Closing, pursuant to the Exchange Agreement described below, each ProKidney Common Unit, together with one share of SCS Class B Common Stock, will generally be exchangeable for one share of SCS Class A Common Stock, subject to certain procedures and restrictions.

The Board of Directors of SCS (the “Board”) has unanimously (i) approved and declared advisable the Business Combination Agreement, the Business Combination and the other transactions contemplated thereby and (ii) resolved to recommend approval of the Business Combination Agreement and related matters by the shareholders of SCS. Concurrently with the execution of the Business Combination Agreement, the requisite ProKidney unitholders consented to and approved the Business Combination Agreement and the transactions contemplated thereby.

Conditions to the Closing

The Business Combination is subject to the satisfaction or waiver of certain customary closing conditions, including, among others, (i) approval of the Business Combination and related matters by the shareholders of SCS, (ii) the absence of any injunctions prohibiting the transactions, (iii) the accuracy (subject to agreed materiality thresholds) of the parties’ representations and warranties contained in the Business Combination Agreement, and (iv) the parties’ compliance in all material respects with their respective covenants under the Business Combination Agreement.

In addition, ProKidney’s obligation to consummate the Business Combination is conditional on SCS having an amount of cash available at the Closing of at least $500,000,000, after giving effect to (i) the aggregate proceeds available for release to SCS from the Trust Account, after deducting the amount required to satisfy SCS’s obligations to its shareholders (if any) that exercise their rights to redeem their shares of SCS Class A Common Stock pursuant to SCS’s organizational documents and (ii) the PIPE Investment, but before payment of deferred underwriting commissions and transaction expenses.

Covenants

The Business Combination Agreement contains customary covenants, including, among others, providing for, with customary exceptions, (i) the parties to use reasonable best efforts to conduct their respective businesses in the ordinary course consistent with past practice through the Closing, (ii) the parties to not initiate any negotiations or enter into any agreements for certain alternative transactions, (iii) ProKidney to prepare and deliver to SCS certain audited and unaudited consolidated financial statements of ProKidney, (iv) SCS to prepare and file a proxy statement and take certain other actions to obtain the requisite approval of SCS shareholders of certain proposals regarding the Business Combination, (v) cooperation with respect to the PIPE Investment and (vi) post-closing director and officer indemnification insurance.

Pursuant to the Business Combination Agreement, subject to the terms of SCS’s governing documents, SCS must take all necessary or appropriate action such that, immediately following the Closing, the Board will consist of three classes and a minimum of seven and a maximum of nine directors, at least a majority of whom shall be “independent” directors for purposes of the rules of The Nasdaq Stock Market LLC, of whom one individual shall be designated by SCS Sponsor III LLC, a Cayman Islands limited liability company and the sponsor of SCS (the “Sponsor”). In addition, SCS has agreed, subject to SCS shareholder approval prior to the Closing, to adopt at the Closing an equity incentive plan (i) with a share reserve not exceeding 10% of the total shares of SCS Class A Common Stock outstanding immediately after the Closing on a fully-diluted basis (subject to certain exclusions) and (ii) with an annual evergreen share increase not exceeding 5% of the total shares of SCS Class A Common Stock outstanding on a fully-diluted basis (subject to certain exclusions) as of the day prior to such increase. At least 3% of the initial 10% reserve will be reserved for grants under the equity incentive plan pursuant to a management performance-based bonus program. Further, SCS has agreed to adopt, subject to the approval of the SCS shareholders, an employee stock purchase plan (i) with a share reserve not exceeding 2% of the total shares of SCS Class A Common Stock outstanding immediately after the Closing on a fully-diluted basis (subject to certain exclusions) and (ii) with an annual evergreen share increase not exceeding 1% of the total shares of SCS Class A Common Stock outstanding on a fully-diluted basis (subject to certain exclusions) as of the day prior to such increase.

Representations and Warranties

The Business Combination Agreement contains customary representations and warranties by SCS and ProKidney. These representations and warranties generally will not survive the Closing.

Termination

The Business Combination Agreement may be terminated at any time prior to the Closing (i) by written consent of SCS and ProKidney, (ii) by ProKidney, if certain approvals of the shareholders of SCS, to the extent required under the Business Combination Agreement, are not obtained as set forth therein or if there is a Modification in Recommendation, and (iii) by either SCS or ProKidney in certain other circumstances set forth in the Business Combination Agreement, including if there is a final, nonappealable order of a governmental authority prohibiting the consummation of the Business Combination, if the other party has materially breached its covenants or representations under the Business Combination Agreement (subject to specified cure periods), and if the Closing has not occurred on or before September 18, 2022.

If the Business Combination Agreement is validly terminated, none of the parties to the Business Combination Agreement will have any liability or any further obligation under the Business Combination Agreement other than liability of any of the parties for any willful and material breach of the Business Combination Agreement.

Certain Related Agreements

Private Placement Subscription Agreements; Interim Financing

On January 18, 2022, concurrently with the execution of the Business Combination Agreement, SCS entered into subscription agreements (the “Subscription Agreements”) with certain investors (collectively, the “PIPE Investors”), pursuant to which the PIPE Investors have subscribed for an aggregate of 57,500,000 shares of SCS Class A Common Stock for an aggregate purchase price of $575,000,000 (the “PIPE Investment”), of which (i) approximately $155 million is committed by certain existing directors, officers and equityholders of, or investment funds managed by SCS, the Sponsor, Suvretta Capital Management, LLC and/or their respective affiliates (collectively, the “Sponsor Related PIPE Investors”), and (ii) at least $50 million (which may, at the election of such investors, be increased to up to $100 million) is committed by certain existing directors, officers and equityholders of ProKidney and/or its affiliates (collectively, the “ProKidney Related PIPE Investors”). The PIPE Investment will be consummated prior to or substantially concurrently with the Closing.

The Subscription Agreements (other than the Subscription Agreements with the Sponsor Related PIPE Investors and the ProKidney Related PIPE Investors, whose registration rights are governed by the Registration Rights Agreement described below) provide for certain registration rights for the benefit of the PIPE Investors. In particular, SCS is required to, no later than 30 calendar days following the Closing, submit to or file with the SEC a registration statement registering the resale of the shares of SCS Class A Common Stock issued in the PIPE Investment. Additionally, SCS is required to use its commercially reasonable efforts to have the registration statement declared effective as soon as practicable after the filing thereof, but no later than the earlier of (i) the 90th calendar day following the filing date thereof if the SEC notifies SCS that it will “review” the registration statement and (ii) the fifth business day after the date SCS is notified (orally or in writing, whichever is earlier) by the SEC that the registration statement will not be “reviewed” or will not be subject to further review. SCS must use commercially reasonable efforts to keep the registration statement effective until the earliest of: (a) the date the PIPE Investors no longer hold any registrable shares, (b) the date all registrable shares held by such PIPE Investor may be sold without restriction under Rule 144 and (c) two years from the date of effectiveness of the registration statement.

The Subscription Agreements will terminate with no further force and effect upon the earliest to occur of: (i) such date and time as the Business Combination Agreement is terminated in accordance with its terms, (ii) the mutual written agreement of the parties to the applicable Subscription Agreement, (iii) if any of the conditions to closing set forth in such Subscription Agreement are not satisfied on or prior to the Closing and, as a result thereof, the transactions contemplated by the Subscription Agreement fail to occur and (iv) September 18, 2022 if the Closing has not occurred on or before such date.

The ProKidney Related PIPE Investors may, pursuant to the applicable Subscription Agreements, purchase ProKidney Common Units (together with a corresponding number of shares of SCS Class B Common Stock, if applicable) in lieu of shares of SCS Class A Common Stock, at the same purchase price. In addition, on January 18, 2022, concurrently with the execution of the Business Combination Agreement, ProKidney entered into two promissory notes (each a “Promissory Note”) with certain existing ProKidney unitholders pursuant to which such ProKidney unitholders may fund up to $100,000,000 in the aggregate to support the operational and financing needs of ProKidney prior to the Closing. The Promissory Notes will be repayable in cash in full at the Closing.

Sponsor Support Agreement

On January 18, 2022, SCS also entered into a Sponsor Support Agreement (the “Sponsor Support Agreement”), by and among SCS, the Sponsor, certain directors and officers of SCS and ProKidney, pursuant to which the Sponsor and each director and officer of SCS agreed to, among other things, vote in favor of the Business Combination Agreement and the transactions contemplated thereby and not redeem their SCS ordinary shares in connection therewith, in each case, subject to the terms and conditions contemplated by the Sponsor Support Agreement.

ProKidney Unitholder Support Agreement

On January 18, 2022, SCS also entered into a Company Unitholder Support Agreement (the “ProKidney Unitholder Support Agreement”), by and among SCS, ProKidney and each of the existing ProKidney unitholders, pursuant to which the ProKidney unitholders agreed to, among other things, vote or provide consent with respect to the outstanding units of ProKidney held by such ProKidney unitholders adopting the Business Combination Agreement and transactions contemplated thereby. Such consent of such ProKidney unitholders was obtained concurrently with entry into the Business Combination Agreement.

ProKidney Second Amended and Restated Limited Partnership Agreement

At the Closing, SCS, New GP, ProKidney’s continuing unitholders and (solely for the purpose of effecting certain matters relating to the Closing and thereafter, resigning) Legacy GP will enter into a second amended and restated limited partnership agreement for ProKidney (the “ProKidney Partnership Agreement”). Pursuant to the ProKidney Partnership Agreement, ProKidney will recapitalize all of its fully diluted equity interests into 175,000,000 ProKidney Common Units, which is equal to a fully diluted equity valuation of ProKidney of $1,750,000,000 divided by $10.00 per ProKidney Common Unit, provided that unvested Class B units of ProKidney will convert into restricted common units of ProKidney (which remain subject to such vesting terms), and New GP will be admitted as the general partner of ProKidney and Legacy GP will resign. ProKidney Unitholders will be restricted from transferring ProKidney Common Units without the consent of New GP, as the general partner of ProKidney, except for certain permitted transfers.

Tax Receivable Agreement

At the Closing, SCS will enter into a tax receivable agreement with ProKidney’s continuing unitholders (the “Tax Receivable Agreement”). Pursuant to the Tax Receivable Agreement, among other things, SCS will be required to pay ProKidney’s continuing unitholders 85% of certain tax savings recognized by SCS, if any, as a result of the increases in tax basis and certain other tax attributes of ProKidney and tax benefits related to entering into the Tax Receivable Agreement. All obligations under the Tax Receivable Agreement to ProKidney’s continuing unitholders will be SCS’s obligation, and not that of ProKidney.

Exchange Agreement

At the Closing, SCS will enter into an exchange agreement with ProKidney and ProKidney’s continuing unitholders from time to time party thereto (the “Exchange Agreement Unitholders,” and such agreement, the “Exchange Agreement”). Pursuant to the Exchange Agreement and subject to the procedures and restrictions therein, from and after the waiver or expiration of any contractual lock-up period (including pursuant to the Lock-Up Agreement (described below)), each Exchange Agreement Unitholder will be entitled to exchange each of its ProKidney Common Units (together with one share of SCS Class B Common Stock) for one share of SCS Class A Common Stock (an “Exchange”). Under certain circumstances, and subject to certain exceptions, SCS may instead settle all or a portion of any Exchange in cash, in lieu of shares of SCS Class A Common Stock, based on a volume-weighted average price of a share of SCS Class A Common Stock.

Registration Rights Agreement

At the Closing, SCS, the Sponsor, certain unitholders of ProKidney, certain of their respective affiliates and the other parties thereto, will enter into an Amended and Restated Registration Rights Agreement (the “Registration Rights Agreement”), pursuant to which SCS will agree to register for resale, pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”), certain shares of SCS Class A Common Stock that are held by the parties thereto from time to time.

Lock-Up Agreement

At the Closing, SCS, the Sponsor, certain unitholders of ProKidney and certain of their respective affiliates, and the other parties thereto, will enter into a Lock-Up Agreement (the “Lock-Up Agreement”). The Lock-Up Agreement contains certain restrictions on transfer (i) with respect to the Sponsor, certain directors of SCS and their respective permitted transferees, the shares of SCS Common Stock held by such person immediately following the Closing (other than shares of SCS Common Stock purchased in the PIPE Investment (“PIPE Shares”) or shares of SCS Common Stock acquired in the public market) and (ii) with respect to certain unitholders of ProKidney, (a) the shares of SCS Common Stock, ProKidney Common Units and other equity interests of ProKidney held by such person immediately following the Closing, including any PIPE Shares but excluding any shares of SCS Common Stock acquired in the public market, (b) shares of SCS Common Stock, ProKidney Common Units or other equity interests of ProKidney issued upon settlement or exercise of profits interests, restricted stock units, stock options or other equity awards of SCS, ProKidney or their respective subsidiaries outstanding as of immediately following the Closing and (c) shares of SCS Common Stock and ProKidney Common Units, if any, issued pursuant to the Earnout (the “Earnout Shares”) (the shares of SCS Common Stock subject to such restrictions, the “Lock-up Shares”). Such restrictions begin at the Closing and end on the earlier of (i) the date that is 180 days after the Closing and (ii)(a) for 33% of the Lock-up Shares (other than the Earnout Shares and the Sponsor Private Placement Shares (as defined below), the date on which the last reported sale price of SCS Class A Common Stock equals or exceeds $12.50 per share for any 20 trading days within any 30-trading day period commencing at least 30 days after the Closing and (b) for an additional 50% of the Lock-up Shares (other than the Earnout Shares and the Sponsor Private Placement Shares), the date on which the last reported sale price of SCS Class A Common Stock equals or exceeds $15.00 per share for any 20 trading days within any 30-trading day period commencing at least 30 days after the Closing. Notwithstanding the above, (i) the lock-up period for any Earnout Shares will expire not earlier than 180 days after such Earnout Shares are issued; (ii) 50% of the Lock-up Shares held by certain ProKidney unitholders and their affiliates will remain locked up until the earlier of four years following the Closing and the date that ProKidney receives notice of any regulatory market authorization, including full or conditional authorization, to market its lead product candidate, Renal Autologous Cell Therapy (but, in any event, not earlier than 180 days following the Closing or (in the case of Earnout Shares) the date of issuance); and (iii) the lock-up period for the shares of SCS Class A Common Stock that were issued to the Sponsor in a private placement concurrently with SCS’s initial public offering (the “Sponsor Private Placement Shares”) will expire 30 days after the Closing. The restrictions on transfer set forth in the Lockup Agreement are subject to customary exceptions.

The foregoing description of the Business Combination Agreement, the Subscription Agreements, the Sponsor Support Agreement, the ProKidney Unitholder Support Agreement, the ProKidney Partnership Agreement, the Tax Receivable Agreement, the Exchange Agreement, the Registration Rights Agreement and the Lock-Up Agreement and the transactions and documents contemplated thereby, is not complete and is subject to and qualified in its entirety by reference to the Business Combination Agreement, the form of Subscription Agreement for institutional investors, the form of Subscription Agreement for individual investors, the Sponsor Support Agreement, the ProKidney Unitholder Support Agreement, the ProKidney Partnership Agreement, the Tax Receivable Agreement, the Exchange Agreement, the Registration Rights Agreement and the Lock-Up Agreement, copies of which are filed with this Current Report on Form 8-K as Exhibit 2.1, Exhibit 10.1, Exhibit 10.2, Exhibit 10.3 and Exhibit 10.4 hereto and Exhibit B, Exhibit E, Exhibit F, Exhibit H and Exhibit I to the Business Combination Agreement filed hereto as Exhibit 2.1, respectively, and the terms of which are incorporated by reference herein.

The Business Combination Agreement, the form of Subscription Agreement for institutional investors, the form of Subscription Agreement for individual investors, the Sponsor Support Agreement, the ProKidney Unitholder Support Agreement, the ProKidney Partnership Agreement, the Tax Receivable Agreement, the Exchange Agreement, the Registration Rights Agreement and the Lock-Up Agreement have been included to provide investors with information regarding their terms. They are not intended to provide any other factual information about SCS, ProKidney or their respective affiliates. The representations, warranties, covenants and agreements contained in the Business Combination Agreement, the Subscription Agreements for institutional investors, the Subscription Agreements for individual investors, the Sponsor Support Agreement and the ProKidney Unitholder Support Agreement and the other documents related thereto were made only for purposes of the Business Combination Agreement as of the specific dates therein, were solely for the benefit of the parties to the Business Combination Agreement, the Subscription Agreements for institutional investors, the Subscription Agreements for individual investors, the Sponsor Support Agreement and the ProKidney Unitholder Support Agreement, as applicable, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Business Combination Agreement, the Subscription Agreements for institutional investors, the Subscription Agreements for individual investors, the Sponsor Support Agreement and the ProKidney Unitholder Support Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Business Combination Agreement, the Subscription Agreements for institutional investors, the Subscription Agreements for individual investors, the Sponsor Support Agreement or the ProKidney Unitholder Support Agreement and should not rely on the representations, warranties, covenants and agreements or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Business Combination Agreement, the Subscription Agreements, the Sponsor Support Agreement and the ProKidney Unitholder Support Agreement, as applicable, which subsequent information may or may not be fully reflected in SCS’s public disclosures.

Item 3.02 Unregistered Sales of Equity Securities

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K with respect to the PIPE Investment and the Business Combination Agreement is incorporated by reference in this Item 3.02. The shares of SCS Class A Common Stock and SCS Class B Common Stock to be issued in connection with the PIPE Investment and the Business Combination Agreement, as applicable, will not be registered under the Securities Act, and will be issued in reliance on the exemption from registration requirements thereof provided by Section 4(a)(2) of the Securities Act.

Additional Information and Where to Find It

In connection with the proposed transaction, SCS intends to file a preliminary proxy statement and a definitive proxy statement with the SEC. SHAREHOLDERS OF SCS ARE ADVISED TO READ, WHEN AVAILABLE, THE PRELIMINARY PROXY STATEMENT, ANY AMENDMENTS THERETO, THE DEFINITIVE PROXY STATEMENT AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. HOWEVER, THIS DOCUMENT WILL NOT CONTAIN ALL THE INFORMATION THAT SHOULD BE CONSIDERED CONCERNING THE PROPOSED TRANSACTION. IT IS ALSO NOT INTENDED TO FORM THE BASIS OF ANY INVESTMENT DECISION OR ANY OTHER DECISION IN RESPECT OF THE PROPOSED TRANSACTION. When available, the definitive proxy statement will be mailed to the shareholders of SCS as of a record date to be established for voting on the proposed transaction. Shareholders will also be able to obtain copies of the preliminary proxy statement, the definitive proxy statement and other documents filed with the SEC that will be incorporated by reference therein, without charge, once available, at the SEC’s website at http://www.sec.gov.

The documents filed by SCS with the SEC also may be obtained free of charge at SCS’s website at https://socialcapitalsuvrettaholdings.com/dnac or upon written request to 2850 W. Horizon Ridge Parkway, Suite 200, Henderson, NV 89052.

Participants in Solicitation

SCS and ProKidney and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from SCS’s shareholders in connection with the proposed transaction. A list of the names of such directors and executive officers and information regarding their interests in the proposed transaction between ProKidney and SCS will be contained in the proxy statement when available. You may obtain free copies of these documents as described in the preceding paragraph.

No Offer or Solicitation

This communication shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transaction. This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act or an exemption therefrom.

Cautionary Statement Regarding Forward-Looking Statements

This communication may contain certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed transaction between ProKidney and SCS. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this communication, including but not limited to: (i) the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect the price of SCS’s securities, (ii) the risk that the proposed transaction may not be completed by SCS’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by SCS, (iii) the failure to satisfy the conditions to the consummation of the proposed transaction, including the adoption of the Business Combination Agreement by the shareholders of SCS and the satisfaction of the minimum cash condition, (iv) the lack of a third party valuation in determining whether or not to pursue the proposed transaction, (v) the inability to complete the PIPE Investment, (vi) the occurrence of any event, change or other circumstance that could give rise to the termination of the Business Combination Agreement, (vii) the effect of the announcement or pendency of the transaction on ProKidney’s business relationships, operating results, and business generally, (viii) risks that the proposed transaction disrupts current plans and operations of ProKidney and potential difficulties in ProKidney employee retention as a result of the transaction, (ix) the outcome of any legal proceedings that may be instituted against ProKidney or against SCS related to the Business Combination Agreement or the proposed transaction, (x) the ability to maintain the listing of SCS’s securities on a national securities exchange, (xi) the price of SCS’s securities may be volatile due to a variety of factors, including changes in the competitive and highly regulated industries in which SCS plans to operate or ProKidney operates, variations in operating performance across competitors, changes in laws and regulations affecting SCS’s or ProKidney’s business, and changes in the combined capital structure, (xii) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed transaction, and identify and realize additional opportunities and (xiii) the risk of downturns and a changing regulatory landscape in the highly competitive biotechnology industry. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of SCS’s registration on Form S-1 (File No. 333-256725), SCS’s quarterly report on Form 10-Q for the quarter ended September 30, 2021 filed with the SEC on November 15, 2021, the final proxy statement of SCS, when available, including those under “Risk Factors” therein and other documents filed by SCS from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made.

Readers are cautioned not to put undue reliance on forward-looking statements, and ProKidney and SCS assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither ProKidney nor SCS gives any assurance that either ProKidney or SCS, or the combined company, will achieve its expectations.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1*	Business Combination Agreement, dated as of January 18, 2022

10.1	Form of Subscription Agreement for Institutional Investors

10.2	Form of Subscription Agreement for Individual Investors

10.3	Sponsor Support Agreement, dated as of January 18, 2022

10.4	ProKidney Unitholder Support Agreement, dated as of January 18, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*

Certain of the exhibits and schedules to this exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Social Capital Suvretta Holdings Corp. III

Date: January 21, 2022	By:	/s/ Chamath Palihapitiya
	Name:	Chamath Palihapitiya
	Title:	Chief Executive Officer